                                                                EXHIBIT 10.20





                                  OFFICE LEASE

                   MITCHELL LAND AND IMPROVEMENT COMPANY, INC.

                                  as Landlord,

                                       AND

                                REMEDY TEMP, INC.

                                    as Tenant

                               TABLE OF CONTENTS


                                                                              Page
1.          TERM ...........................................................    1
2.          BASIC ANNUAL RENT ..............................................    1
3.          ADDITIONAL RENT ................................................    1
4.          SECURITY DEPOSIT ...............................................    2
5.          REPAIRS ........................................................    2
6.          IMPROVEMENTS AND ALTERATIONS ...................................    2
7.          LIENS ..........................................................    3
8.          USE OF PREMISES ................................................    3
9.          UTILITIES ......................................................    3
10.         RULES AND REGULATIONS ..........................................    4
11.         TAXES ON TENANT'S PROPERTY .....................................    4
12.         SUBSTITUTED PREMISES ...........................................    5
13.         FIRE OR CASUALTY ...............................................    5
14.         EMINENT DOMAIN .................................................    5
15.         ASSIGNMENT AND SUBLETTING ......................................    5
16.         ACCESS .........................................................    6
17.         SUBORDINATION; ATTORNMENT; ESTOPPEL CERTIFICATES ...............    6
18.         SALE BY LANDLORD ...............................................    7
19.         NONLIABILITY AND INDEMNIFICATION OF LANDLORD; INSURANCE ........    7
20.         WAIVER OF SUBROGATION ..........................................    9
21.         ATTORNEYS' FEES ................................................    9
22.         WAIVER .........................................................    9
23.         NOTICES ........................................................    9
24.         INSOLVENCY OR BANKRUPTCY .......................................    9
25.         DEFAULT ........................................................    9
26.         HOLD OVER ......................................................   11
27.         CONDITION OF PREMISES ..........................................   11
28          QUIET POSSESSION ...............................................   11
29.         DAMAGE TO TENANT'S PROPERTY ....................................   12
30.         CONFLICT OF LAWS ...............................................   12
31.         COMMON FACILITIES; PARKING .....................................   12
32.         SUCCESSORS AND ASSIGNS .........................................   12
33.         BROKERS ........................................................   12
34.         NAME ...........................................................   12
35.         EXAMINATION OF LEASE ...........................................   12
36.         INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE ..................   13
37.         TIME ...........................................................   13
38.         DEFINED AND MARGINAL HEADINGS ..................................   13
39.         PRIOR AGREEMENTS; SEPARABILITY .................................   13
40.         CORPORATE AUTHORITY ............................................   13
41.         NO LIGHT, AIR OR VIEW EASEMENT  ................................   13
42.         AMERICANS WITH DISABILITIES OF 1990 ............................   13
43.         HAZARDOUS SUBSTANCES ...........................................   14
44.         NEGOTIATED AGREEMENT ...........................................   16
45.         MORTGAGEE PROTECTION ...........................................   16
46.         ADDENDA ........................................................   16

            EXHIBIT "A-1"       INTENTIONALLY OMITTED
            EXHIBIT "A-2"       INTENTIONALLY OMITTED
            EXHIBIT "A-3"       INTENTIONALLY OMITTED
            EXHIBIT "A-4"       INTENTIONALLY OMITTED
            EXHIBIT "B"         INTENTIONALLY OMITTED
            EXHIBIT "C"         RULES AND REGULATIONS
            EXHIBIT "D"         TENANT'S CERTIFICATE
            EXHIBIT "E"         INTENTIONALLY OMITTED
            EXHIBIT "E-1"       INTENTIONALLY OMITTED


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


                                  OFFICE LEASE

This OFFICE LEASE (the "Lease") is made this _ day of July, 1997, between Mitchell Land and Improvement Company, Inc., a California corporation, hereinafter called "Landlord", and Remedy Temp, Inc., a California corporation, hereinafter called "Tenant".

                                LEASE OF PREMISES

Landlord hereby leases to Tenant and Tenant hereby hires from Landlord, subject to all of the terms and conditions hereinafter set forth, those certain premises (the "Premises") as set forth in Item 1 of the Basic Lease Provisions. The Premises consist of that certain office building (the "Building") situated in the City of San Juan Capistrano, County of Orange, State of California. The Building is currently known as the Remedy Temp Plaza. Said land is also improved with landscaping, parking facilities and other improvements and appurtenances (collectively the "Improvements").

                             BASIC LEASE PROVISIONS

1.    Building Name: Remedy Temp Plaza
      Floors: 1 and 2
      Address: 32122 Camino Capistrano, San Juan Capistrano, CA 92675
2.    Intentionally Omitted.
3.    Building Expense Percentage: 100%.
4.    Initial Basic Annual Rent: $175,000.00 ($13.27 per square foot)
3.    Initial Monthly Rental Installments: $14,583.33 ($1.11 per square foot)
4.    Basic Annual Rent Increase(s): None
5.    Term Two (2) year(s) and Zero (0) months
6.    Commencement Date: The Closing Date of First American Title
      Insurance Company Escrow No. N971123G, provided that the Closing
      Date occurs on or before September 1, 1997.
7.    Security Deposit: $0.00
8.    Broker(s): None
9.    Permitted Use: General Office Purposes and no other use.
10.   Space Plan Approval Date: None
11.   Address for Notices:
      LANDLORD:                           TENANT:
      MITCHELL LAND AND IMPROVEMENT       REMEDY TEMP, INC.
      COMPANY, INC.
      2919 Gardena Avenue                 32122 Camino Capistrano
      Signal Hill, California 90806       San Juan Capistrano, California 92675
      Attn: D. W. Mitchell                Attn: Cindy Wideen

12. All payments under this Lease shall be sent to the first address specified in Paragraph 13 or such address as Landlord may designate from time to time in writing.

IN WITNESS WHEREOF, the parties hereto have executed this Office Lease, consisting of the foregoing provisions and Paragraphs 1 through 45, together with Exhibits C through E, inclusive, incorporated herein by this reference, as of the date first above written.

    "Landlord"                                     "Tenant"
MITCHELL LAND AND IMPROVEMENT                  REMEDY TEMP, INC., a California
COMPANY, INC., a California corporation        corporation

By:[sig]                                       By:
   -------------------------                      -------------------------
Title: President                               Title:
     -----------------------                        ----------------------
Dated: July 14, 1997                           Dated:
     -----------------------                        -----------------------


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
                                      TERM
PARAGRAPH 1
     (a) The term of this Lease shall be as shown in Item 7 of the Basic Lease Provisions and shall commence on the Commencement Date as shown in Item 8 of the Basic Lease Provisions.
     (b) Notwithstanding anything contained herein to the contrary, Tenant shall have the right at any time after the Commencement Date, upon sixty (60) days written notice and without penalty or additional cost, to terminate the Lease.

                                BASIC ANNUAL RENT
PARAGRAPH 2
     Tenant agrees to pay Basic Annual Rent for the Premises in an amount equal to the initial sum shown in Item 4 of the Basic Lease Provisions, increased in the manner referenced in Item 6 of the Basic Lease Provisions. The Basic Annual Rent shall be payable in advance without deduction or offset and in equal monthly installments as shown in Item 5 of the Basic Lease Provisions, commencing on the Commencement Date and continuing on the first day of each calendar month thereafter. No demand, notice or invoice shall be required for the payment of Basic Annual Rent. If the term of this Lease commences or ends on a day other than the first or last day of a calendar month, then the rent for such partial month shall be prorated in the proportion that the number of days this Lease is in effect during such partial month bears to the number of days in that calendar month. Such rent shall be paid at the commencement of such partial month.

                                 ADDITIONAL RENT
PARAGRAPH 3
     (a) Tenant agrees to pay as Additional Rent for the Premises all "Operating Expenses" (as hereinafter defined) incurred by Landlord in the maintenance, operation or repair of the Building and the Improvements, except as otherwise set forth hereafter.
     (b) Prior to the commencement of the Lease term and of each calendar year thereafter, Landlord shall give Tenant a written estimate of the Operating Expenses. Tenant shall pay such estimated amount to Landlord in equal monthly installments, in advance. As soon after the end of each calendar year as is reasonably possible for Landlord, Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses incurred by Landlord during such period, and the parties shall within thirty (30) days thereafter make any payment or allowance necessary to adjust Tenant's estimated payment to Tenant's actual payment as shown by such annual statement. Any amount due Tenant shall be credited against installments next coming due under this Paragraph 3 and, if the Lease has expired or earlier terminated, shall be paid directly to Tenant. Failure to furnish a statement to Tenant shall not waive any amounts due pursuant to this Paragraph 3.
     (c) If at any time during any calendar year of the Lease term the "Property Taxes" (as hereinafter defined) applicable to the Building and/or the Improvements, the rates for any insurance, utility or janitorial service to the Building and/or the Improvements and/or any other items included in Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Operating Expenses for such calendar year, Tenant's estimated amount of such Operating Expenses shall be increased for the month in which such increase becomes effective and for succeeding months as applicable. Upon receipt of notice of such increase in rate or amount, Landlord shall give Tenant written notice of the amount or estimated amount of increase, the month in which effective, and Tenant's monthly amount thereof. Tenant shall pay such increase to Landlord as a part of Tenant's monthly payments of estimated Operating Expenses as provided in subparagraph (b) above, commencing with the month in which effective.
     (d) The term "Operating Expenses" as used herein shall include all costs of operation, maintenance and repair of the Building and Improvements as determined by generally accepted accounting practices consistently applied and shall include the following costs by way of illustration but not limitation: "Property Taxes" (as hereinafter defined); general or special assessments; costs and expenses in contesting the amounts or validity of any Property Tax by appropriate proceedings; water and sewer charges; insurance premiums; license, permit and inspection fees; heat; light; power; steam; janitorial and security services; labor; salaries; fringe benefits; air conditioning; landscaping; operation, maintenance and repair of all parking facilities; supplies; materials; equipment; tools; the cost of any capital improvements and capital replacements made to the Building by Landlord that reduce operating expense or that are required under any governmental law or regulation not applicable to the Building or not in effect at the time it was constructed, (such cost to be amortized over such reasonable period as Landlord shall determine with a return on capital at the rate of 10% per annum on the unamortized balance or at such higher rate as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements); property management costs; costs incurred to comply with any governmental laws, ordinances, rules or regulations now or hereinafter enacted, including, without limitation, ADA, Title III, and ADAAG, as defined in Paragraph 42 herein; and fees or other charges incurred in conjunction with membership in energy conservation organizations. The term "Property Taxes" as used herein shall include all real estate taxes or personal property taxes and other taxes, charges and assessments, unforeseen as well as foreseen, which are levied with respect to the Building and the Improvements, or any fixture and

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
equipment and other property of Landlord, real or personal, located in the Building or on the Improvements as of the date hereof and used in connection with the operation of the Building, the Improvements and the land upon which they are situated, and any tax, surcharge, assessment, or service or other fee which shall be levied or collected in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Paragraph 11. The term "Property Taxes" as used herein shall also include any taxes on rental reserved hereunder or on Landlord's business of leasing the Premises, excepting only net income taxes. Notwithstanding anything to the contrary in the foregoing, the term "Operating Expenses" as used herein shall specifically exclude such expenses as (i) depreciation, interest or amortization on mortgages or ground leases, (ii) costs of capital improvements and capital replacements (except as provided for in Paragraph 3(d)), and (iii) other costs for which Landlord receives reimbursement from insurance proceeds or a third party.
     (e) Notwithstanding anything to the contrary contained in subparagraph (d) above, as to each specific category of expense which Tenant either pays directly to third parties or reimburses directly to Landlord (e.g., separately metered utilities, separately contracted janitorial service, Property Taxes paid directly to the taxing authority provided that Landlord receives written evidence from Tenant that such Property Taxes have been paid by Tenant before the delinquency date), Tenant's payments with respect thereto shall be excluded from the determination of "Operating Expenses" for purposes of this Paragraph 3.
     (f) The Basic Annual Rent, the Additional Rent, and other amounts required to be paid by Tenant hereunder, are sometimes collectively referred to as, and shall constitute, "rent."

                                SECURITY DEPOSIT
PARAGRAPH 4
     Intentionally Omitted.

                                     REPAIRS
PARAGRAPH 5

     (a) Subject to the provisions of Paragraph 3(d), Paragraph 13 (Fire or Casualty) and Paragraph 14 (Eminent Domain), it is intended by the parties hereto that Landlord have no obligation, in any manner whatsoever, to repair and maintain the Premises, or the equipment therein, all of which obligations are intended to be that of Tenant. It is the intention of the parties hereto that the terms of this Lease govern the respective obligations of the parties hereto as to maintenance and repair of the Premises, and they expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease. Except as provided in Paragraph 13, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making by Tenant of any alterations or improvements in or to any portion of the Building or the Improvements or in or to fixtures, appurtenances and equipment therein or thereon. Tenant waives the right to make repairs at Landlord's expense under
Section 1942 of the California Civil Code, or under any law, statute or ordinance now or hereafter in effect.
     (b) Subject to the provisions of Paragraph 3(d), Paragraph 5(a), Paragraph 13 (Fire or Casualty) and Paragraph 14 (Eminent Domain), Tenant shall, at its sole cost and expense, maintain the Premises in a clean, neat and sanitary condition, and in good order and repair during the term of this Lease including, but not limited to, all equipment or facilities such as elevators, plumbing, heating, ventilating, air conditioning, electrical, lighting, fire protection system, fixtures, walls (interior and exterior), ceilings, floors, windows, doors, landscaping, parking lots located in, on, or adjacent to the Premises. Tenant shall do, at its sole cost and expense, all decorating, remodeling, alteration and painting required by Tenant during the term of the Lease. Upon termination of this Lease, Tenant shall leave the Premises in a clean, neat and sanitary condition. Tenant shall leave the Premises in the same condition as provided to them upon commencement, except for normal wear and tear; provided, however, that Tenant may, at its option, remove its trade fixtures from the Premises and, upon such removal, repair any damage occasioned thereby.

                          IMPROVEMENTS AND ALTERATIONS
PARAGRAPH 6
     (a) Tenant shall not make any alterations, additions or improvements without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. All such alterations, additions or improvements (except movable furniture and trade fixtures) shall become the property of Landlord and shall be surrendered with the Premises, as a part thereof, at the expiration or earlier termination of the term hereof. The same shall be made by Tenant at its sole cost and expense. Any contractor or person making such improvements must first be approved in writing by Landlord, which approval shall not be unreasonably withheld. Landlord may condition its approval of any such alterations, additions or improvements upon Tenant providing Landlord with a bond or other surety in an amount and type satisfactory to Landlord insuring completion of such alterations, additions or improvements. Upon any termination of the Lease, Tenant shall, upon demand by Landlord, at Tenant's sole cost and expense, forthwith remove any alterations, additions or improvements (except those made prior to the Commencement Date) made by Tenant and designated by Landlord to be removed, and repair and restore the Premises to their original condition, reasonable wear and tear excepted.

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
     (b) Alterations exceeding $5,000 or those which consist of modifications to electrical, HVAC, exterior walls, corridor walls, windows, fire and safety, and any other items that could affect the use and safety of the Building, in general, shall be supervised by Landlord. Tenant shall reimburse Landlord for such supervision at the rate of 15% of the actual cost of such alterations.

                                     LIENS
PARAGRAPH 7
     Tenant shall keep the Premises free from any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, cause the same to be released of record by payment of posting of a proper bond, Landlord shall have, in addition to all other remedies provided herein and by law, the right, but not the obligation, to cause the same to be released by such means as it shall deem proper, including payment of or defense against the claim giving rise to such lien. All sums paid by Landlord and all expenses incurred by it, including but not limited to all attorneys' fees and court costs, in connection therewith shall create automatically an obligation of Tenant to pay an equivalent amount as additional rent, which additional rent shall be payable by Tenant on Landlord's demand with interest at the maximum rate per annum permitted by law until paid.

                                USE OF PREMISES
PARAGRAPH 8
     Tenant shall use the Premises only as set forth in Item 11 of the Basic Lease Provisions and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord. Tenant shall not use or occupy the Premises in violation of law or of the Certificate of Occupancy issued for the Building, and shall, upon five (5) days' written notice from Landlord, discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of said Certificate of Occupancy. Tenant shall obtain, and maintain at its own cost and expense, throughout the term of the Lease, all permits, licenses and governmental approvals required for the lawful conduct of Tenant's business on the Premises. Tenant shall comply with any direction of any governmental authority having jurisdiction which shall, by reason of the nature of Tenant's use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupancy thereof. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or any other insurance policy covering the Building and/or property located therein and shall comply with all rules, orders, regulations and requirements of the Pacific Fire Rating Bureau or any other organization performing a similar function. Notwithstanding Paragraph 3(d) or 3(e) hereof, Tenant shall promptly upon demand reimburse Landlord for the full amount of any additional premium charged for such policy by reason of Tenant's failure to comply with the provisions of this paragraph, it being understood that such demand for reimbursement shall not be Landlord's exclusive remedy. Tenant shall not in any way use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain, or permit any nuisance in, on or about the Premises. Tenant shall not commit or suffer to be committed any waste in or upon the Premises. Landlord's engineer has expressed concern that the loft space in the Premises is not designed to support the weight of materials which Tenant has stored in such loft space prior to the Commencement Date, and on the basis of such assessment Landlord wants Tenant to remove all of its materials form such loft space. Tenant, however, has used the loft space for the past several years for the storage of files and phone equipment, and believes on the basis of consultations with its contractor that the loft space can support, at a minimum, (i) the phone equipment currently located in the loft space, and (ii) a bank of files located along one wall of the loft space where a support beam provides greater support than in other portions of the loft space. Based on the foregoing, the parties agree that (A) Tenant shall not be required during the term of this Lease to remove its phone equipment from the loft space, (B) Tenant shall have forty-five
(45) days following the Commencement Date to work in good faith with Landlord's engineer to determine how to accommodate Tenant's desire to store at least one bank of files in the loft space and that Landlord's engineer will work in good faith with Tenant to accomplish the same at no cost to Landlord, and (C) if despite Tenant's and Landlord's engineer's good faith efforts, an arrangement cannot be worked out to both Tenant's and Landlord's reasonable satisfaction with respect to the storage of such files in the loft space, Tenant shall remove within sixty (60) days following the Commencement Date all materials (excepting the phone equipment described in clause (A) above) including, but not limited to, records and files and, thereafter, Tenant shall not use the loft space for the storage of any such materials during the term of this Lease. Tenant shall indemnify, defend (with counsel reasonably satisfactory to Landlord) and hold Landlord and Landlord's Related Parties (as hereinafter defined in Paragraph 19(b)), harmless against any and all claims, losses, costs, damages, expenses or liabilities arising from any injury or damage to any person or property whatsoever, when such injury Or damage has been caused in part or in whole by the presence of the phone equipment and materials, if any, stored in the loft space in the Premises.

                                    UTILITIES
PARAGRAPH 9
     (a) Provided that Tenant is not in default hereunder, Landlord agrees to furnish or cause to be furnished to the Premises, the utilities and services described, subject to the conditions and in accordance with the standards set forth below:

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
              (i) During normal business hours as reasonably determined by Tenant, Landlord shall provide automatic elevator facilities.
              (ii) During normal business hours as reasonably determined by Tenant, Landlord shall ventilate the Premises and furnish heat and/or air conditioning subject to any requirements or standard relating to, among other things, energy conservation, imposed or established by governmental or cooperative organizations. The Landlord shall provide manual switches for over-riding the control devices and allowing full-time, twenty-four (24) hour operation.
              (iii) Landlord shall furnish to the Premises at all times, subject to interruptions beyond Landlord's control, electric current as required by the building standard office lighting and receptacles. At all times Tenant's use of electric current shall never exceed the capacity of the feeders to the Building or the risers or wiring installation. Tenant shall not install or use or permit the installation or use of any computer or electronic data processing equipment in the Premises beyond Tenant's current electrical use as of the date hereof without the prior written consent of Landlord.
              (iv) Landlord shall furnish water for drinking, cleaning and lavatory purposes only.
     (b) Tenant shall be responsible to pay, at its sole cost and expense, for any utilities and services, including without limitation, air conditioning, electric current, water, and those other items required to be provided by Landlord pursuant to Paragraph 9(a) above or elsewhere in this Lease. The Premises shall be kept clean and in order by Tenant, at its sole cost and expense, and with no deduction by Tenant of any of the Operating Expenses, and to the satisfaction of Landlord, and by persons approved by Landlord in writing or persons employed by Tenant prior to the Commencement Date to perform such work, and no other persons not approved by Landlord shall be permitted to enter the Premises for such purposes.
     (c) Tenant agrees to cooperate fully at all times with Landlord and to abide by all regulations and requirements which Landlord may prescribe for the use of the above utilities and services. Any failure to pay as described above shall constitute a breach of the obligation to pay rent under this Lease and shall entitle Landlord to the rights herein granted for such breach.
     (d) Landlord shall not be liable for, and Tenant shall not be entitled to, any abatement or reduction of rent by reason of Landlord's failure to furnish any of the foregoing when such failure is caused by accident, breakage, repairs, strikes, lockouts or other labor disturbance or labor dispute of any character, governmental regulation, moratorium or other governmental action, inability by exercise of reasonable diligence to obtain electricity, water or fuel, or by any other cause beyond Landlord's reasonable, sole control, nor shall any such failure, stoppage or interruption of any such service be construed either as an eviction of Tenant, or relieve Tenant from the obligation to perform any covenant or agreement. In the event of any failure, stoppage or interruption thereof, however, Landlord shall use reasonable diligence to resume service promptly.
     (e) Upon receipt of request from Tenant given at least 24 hours in advance, Landlord will provide the foregoing utilities to Tenant at such times as such services are not otherwise available. Tenant agrees to pay Landlord such rates and charges as Landlord may from time to time establish for such after hours services inclusive of energy costs, reasonable equipment depreciation and an administrative fee.

                              RULES AND REGULATIONS
PARAGRAPH 10
     Tenant agrees to abide by all rules and regulations of the Building imposed by Landlord as set forth in Exhibit "C" attached hereto, as the same may be reasonably changed from time to time upon reasonable notice to Tenant. These rules and regulations are imposed for the cleanliness, good appearance, proper maintenance, and good order and reasonable use of the Premises, and the Building and as may be necessary for the enjoyment of the Building by Tenant and its clients, customers and employees. Breach of the rules and regulations shall not be grounds for termination of the Lease unless Tenant continues to breach the same after ten (10) days' written notice by Landlord; provided, however, that any such notice shall be in lieu of, and not in addition to, any notice required under section 1161, et seq., of the California Code of Civil Procedure.

                           TAXES IN TENANT'S PROPERTY
PARAGRAPH 11
     Tenant shall be liable for and shall pay ten (10) days before delinquency, all taxes, levies and assessments levied against any personal property or trade fixtures placed by Tenant in or about the Premises. If any such taxes, levies and assessments on Tenant's personal property or trade fixtures are levied against Landlord or Landlord's property or if the assessed value of the Building is increased by the inclusion therein of a value placed upon such personal property or trade fixture of Tenant and if Landlord pays the taxes, levies and assessments based upon such increased assessment, which Landlord shall have the right to do regardless of validity thereof, but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes, levies and assessments so levied against Landlord, or the proportion of such taxes, levies and assessments resulting from such increase in the assessment; provided that, in any such event Tenant shall have the right, in the

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
name of Landlord, to bring suit in any court of competent jurisdiction to recover the amount of any such taxes, levies and assessments so paid under protest, and any amount so recovered to belong to Tenant.

                              SUBSTITUTED PREMISES
PARAGRAPH 12
     Intentionally Omitted.

                                FIRE OR CASUALTY
PARAGRAPH 13
     In the event the Premises, or access to them, are wholly or partially destroyed by fire or other casualty covered by the form of fire and extended coverage insurance required to be maintained by Landlord hereunder, Landlord shall rebuild, repair or restore the Premises and access thereto to substantially the same condition as when the same were furnished to Tenant, excluding any improvements installed by Tenant, and the Lease shall continue in full force and effect. In the event, however, that the Building is so damaged or destroyed to the extent of more than one-third of its replacement cost and less than two (2) years remain in the term of the Lease, or the Building is damaged to the extent of ten percent (10%) of its replacement cost or more by a casualty not covered by Landlord's fire and extended coverage insurance policy, Landlord may elect to terminate this Lease in lieu of so restoring the Premises. Landlord shall in no event be obligated to make any repairs or replacement of any items other than those items installed by or at the expense of Landlord. If the Premises are rendered totally untenantable, rent shall proportionately abate during the period of reconstruction. Tenant agrees that the provisions of this Lease shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

                                 EMINENT DOMAIN
PARAGRAPH 14
     In case the whole of the Premises, or such part thereof as shall substantially interfere with Tenant's use and occupancy thereof, shall be taken by any lawful power or authority by exercise of the right of eminent domain, or sold to prevent such taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to said authority. Except as provided herein, Tenant shall not because of such taking assert any claim against Landlord or the taking authority for any compensation because of such taking, and Landlord shall be entitled to receive the entire amount of any award without deduction for any estate or interest of Tenant. In such event, Landlord shall, to the extent of the award paid to Landlord, promptly proceed to restore the Premises to substantially their condition prior to such partial taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premise of which, Tenant shall be so deprived on account of such taking and restoration.
         Nothing contained in this Paragraph 14 shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority for, the taking of personal property and fixtures belonging to Tenant or for relocation or business interruption expenses recoverable from the taking authority.

                            ASSIGNMENT AND SUBLETTING
PARAGRAPH 15
     (a) Tenant shall not voluntarily or involuntarily assign, sublet, mortgage or otherwise encumber all or any portion of its interest in this Lease or in the Premises without obtaining the prior written consent of Landlord, which consent may be withheld at Landlord's sole and absolute discretion, and any such attempted assignment, subletting, mortgage or other encumbrance without such consent shall be null and void and of no effect. Notwithstanding anything to the contrary in the foregoing, any assignment or subletting to an affiliate of Tenant shall not require Landlord's consent.
     (b) No permitted assignment, subletting, mortgage or other encumbrance of Tenant's interest in this Lease shall relieve Tenant of its obligation to pay the rent and to perform all of the other obligations to be performed by Tenant hereunder. The acceptance of rent by Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or be a consent to any subletting, assignment, mortgage or other encumbrance. Consent to one sublease, assignment, mortgage or other encumbrance shall not be deemed to constitute consent to any subsequent attempted subletting, assignment, mortgage or other encumbrance.
     (c) If Tenant desires at any time to assign this Lease or to sublet the Premises or any portion thereof other than to an affiliate, it shall first notify Landlord of its desire to do so and shall submit in writing to Landlord
(i) the name of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business to be carried on in the Premises;
(iii) the terms and provisions of the proposed sublease or assignment; and (iv) such financial information as Landlord may reasonable request concerning the proposed subtenant or assignee.

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
     (d) At any time within thirty (30) days after Landlord's receipt of the information specified in subparagraph (c) above, Landlord may by written notice to Tenant elect (i) to sublease the Premises or the portion thereof so proposed to be subleased by Tenant, or to take an assignment of Tenant's leasehold estate hereunder, or such part thereof as shall be specified in said notice, on the same terms stated in this Lease and in turn sublease or assign to the proposed subtenant or assignee on the same terms as those offered by Tenant to the proposed subtenant or assignee, as the case may be; or (ii) to terminate this Lease to the portion (including all) of the Premises so proposed to be subleased or assigned, with a proportionate abatement in the rent payable hereunder; provided, however, that if the proposed sublease will cover less than one-half (1/2) of the area of the Premises covered by this Lease and will have a term of less than two years and will terminate more than two years prior to the expiration date of this Lease, Landlord shall not be entitled to exercise option
(ii) above, but may exercise option (i). If Landlord does not exercise any option set forth in this subparagraph (d) within said thirty (30) day period, Tenant may thereafter within ninety (90).days after the expiration of said thirty (30) day period enter into a valid assignment or sublease of the Premises or portion thereof, upon the terms and conditions set forth in the information furnished by Tenant to Landlord pursuant to subparagraph (c) above, subject, however, in each instance, to Landlord's consent, which shall not be unreasonably withheld as set forth in subparagraph (a) above.
     (e) The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not work a merger, and shall at the option of Landlord, terminate all or any existing subleases or subtenancies or shall operate as an assignment to Landlord of such subleases or subtenancies. If Tenant is a corporation which, under the then current guidelines published by the Commissioner of Corporations of the State of California, is not deemed a public corporation, or is an unincorporated association, limited liability company or partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, limited liability company or partnership in the aggregate in excess of twenty-five percent (25%) shall be deemed an assignment within the meaning and provisions of this Paragraph 15. Tenant agrees to reimburse Landlord for Landlord's reasonable costs and attorneys' fees incurred in conjunction with the processing and documentation of any such requested assignment, subletting, transfer, change or ownership or hypothecation of this Lease or Tenant's interest in and to the Premises.

                                     ACCESS
PARAGRAPH 16
     Landlord reserves and shall at any time and all times have the right to enter the Premises to inspect same, to supply any service to be provided by Landlord to Tenant hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of nonresponsibility, to alter, improve or repair the Premises or any other portion of the Building, all without being deemed guilty of an eviction of Tenant and without abatement of rent, and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, provided that the business of Tenant shall not be materially interfered with. Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby, for each of the aforesaid purposes, except to the extent the same are caused by the gross negligence or willful misconduct of Landlord or its employees, contractors or agents. Landlord shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Tenant's vaults and safes, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord by any of said means shall not be construed or deemed to be a forcible or unlawful entry into, or a detainer of the Premises, or any eviction of Tenant from the Premises or any portion thereof. No provision of the Lease shall be construed as obligating Landlord to perform any repairs, alterations or decoration except as expressly agreed herein or otherwise agreed to by Landlord in writing.

               SUBORDINATION, ATTORNMENT: ESTOPPEL CERTIFICATES
PARAGRAPH 17
      (a) This Lease is junior, subject, and subordinate to all mortgages, deeds of trust, and other security instruments of any kind now covering the Building or any portion thereof. Landlord reserves the right to place liens or encumbrances on the Building and/or the Improvements, or any part thereof or interest therein superior in lien and effect to this Lease. This Lease, at the option of Landlord, shall be subject and subordinate to any and all such liens or encumbrances now or hereafter imposed by Landlord without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this Lease as may be requested by Landlord. If Tenant fails to execute such further instruments within ten (10) business days after demand, Landlord shall execute such documents on behalf of Tenant as Tenant's attomey-in-fact. Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attomey-in-fact and in Tenant's name, place and stead, to execute such instruments in accordance with this subparagraph. In addition, Tenant's failure to execute such further instruments within ten (10) business days after demand shall constitute a material breach of this Lease. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant and, upon Tenant's request, shall receive a non-disturbance agreement reasonably satisfactory to Tenant from such superior lienholder which provides

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
that Tenant's occupancy and possession of the Premises and this Lease will not be disturbed so long as Tenant is not in breach, unless this Lease is terminated pursuant to specific provisions relating thereto contained herein. In the event of the foreclosure of any such lien or encumbrance, Tenant shall attorn to the then owner who owns or acquires title to the Building and will recognize such owner as Landlord under this Lease. Tenant hereby waives any right to terminate this Lease because of any such foreclosure, provided that Tenant shall have received or shall receive a non-disturbance agreement reasonably satisfactory to Tenant from such then owner which provides that Tenant's occupancy and possession of the Premises and this Lease will not be disturbed so long as Tenant is not in breach hereof.
     (b) Tenant shall at any time and from time to time upon not less than ten
(10) days prior notice by Landlord, execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or if there have been modification, that the same is in full force and effect as modified and stating the modifications), and the dates to which the Basic Annual Rent, additional rent and other charges have been paid in advance, if any, and stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease and, if so, specifying each such default of which Tenant may have knowledge. Any such statement delivered pursuant to this Paragraph may be relied upon by any prospective purchaser of the fee of the Building or any mortgagee, ground lessor or other like encumbrances thereof or any assignee of any such encumbrance upon the Building.
     (c) In addition, and not in lieu of the foregoing, within ten (10) days after the Commencement Date, Tenant shall execute and deliver to Landlord a certificate substantially in the form of Exhibit "D" attached hereto, indicating thereon any exceptions thereto which Tenant claims to exist at that time. Failure of Tenant to execute and deliver such certificate within said time period shall constitute an acceptance of the Premises and the acknowledgment and agreement by Tenant that the statements included in Exhibit "D" are true and correct without exception.

                                SALE BY LANDLORD
PARAGRAPH 18
     In the event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any and all liability under this Lease thereafter accruing. Tenant's right to quiet possession of the Premises shall not be disturbed so long as Tenant shall pay the rent and observe and perform all of the provisions of this Lease to be observed and performed by Tenant, unless this Lease is terminated pursuant to specific provisions relating thereto or contained herein. If any security deposit has been made by Tenant, Landlord may transfer such security deposit to the purchaser, and thereupon Landlord shall be discharged from any further liability in reference thereto.

            NONLIABILITY AND INDEMNIFICATION OF LANDLORD: INSURANCE
PARAGRAPH 19
     (a) Landlord's Nonliability. Landlord shall not be liable for injury or damage which may be sustained by the person, goods, wares, merchandise or property of Tenant, its employees, invitees or customers or any other person in or about the Premises caused by or resulting from any peril which may affect the Premises, including without limitation fire, steam, electricity, gas, water, rain, which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other sources. Notwithstanding the foregoing Landlord shall not be relieved of liability for any injury or damage caused by Landlord's sole negligence.
     Neither Landlord nor any partner, trustee, director, officer, employee, beneficiary, advisor or agent of Landlord, nor any of their respective successors and assigns, shall be personally liable in any manner or to any extent under or in connection with this Lease, and Tenant and its successors and assigns and all other persons claiming by, through or under Tenant shall look solely to Landlord's interest in the Building for the payment to Tenant of any claim or for any performance by Landlord. No trustee, director, officer, employee, beneficiary, advisor or agent of Landlord, nor any of their respective successors or assigns, shall be personally liable in any manner or to any extent under or in connection with this Agreement or the Lease. The foregoing limitation of liability shall be in addition to, and not in limitation of, any applicable limitation of liability by law, agreement or otherwise.
     (b) Indemnification. To the fullest extent permitted by law, Tenant shall indemnify, defend (with counsel reasonably satisfactory to Landlord) and hold Landlord and its partners, joint venturers, officers, shareholders, directors, agents, contractors, licensees, insurers, attorneys and employees (collectively "Landlord's Related Parties"), harmless against any and all claims, losses, costs, damages, expenses or liabilities arising from any injury or damage to any person or property whatsoever, when such injury or damage has been caused in part or in whole by the act, neglect, fault or omission of Tenant, its partners, joint venturers, shareholders, directors, agents, contractors, licensees, employees, assignees, subtenants or invitees (collectively "Tenant's Related Parties"). This indemnity shall not require payment as a condition precedent to recovery. In addition the indemnity set forth herein shall apply if any person not a party to this Lease shall institute another type of action against Tenant in which Landlord or any of Landlord's Related Parties, involuntarily, and without cause, shall be made a party defendant. The indemnity contained herein shall include, but not be limited to, all attorneys' fees, court costs and consequential damages which are suffered by Landlord or Landlord's Related Parties in any

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
action, arbitration or Proceeding, including but not limited to the prosecution of any cross-actions or cross complaints on behalf of Landlord or Landlord's Related Parties.

     (c) Tenant's Insurance. Tenant shall, at its sole cost and expense, maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Tenant and Landlord, as their interest may appear, policies of liability insurance issued by a responsible carrier or carriers acceptable to Landlord which afford the following coverages:

              (i) Worker's Compensation: Statutory including Employer's liability Coverage;

              (ii) Comprehensive General liability Insurance, with limits of not less than $2,000,000 including Blanket, Combined Single limit for collateral Liability both bodily injury and Broad Form Properly Damage, Personal Injury, Completed Operations, Products Liability, Fire Damage, Host Liquor Liability (or Liquor Liability, if applicable), contractual liability for any indemnity contained in this Lease and Owned and Non-Owned Automobile Coverage;

              (iii) All Risk Insurance, including without limitation coverage against Sprinkler Leakage, in an amount sufficient to cover the full cost of replacement of all improvements and betterments to the Premises paid for by Tenant and all Tenant's trade fixtures and other personal property.

              (iv) Business Interruption Insurance in an amount equal to the Basic Annual Rent and the Additional Rent for a period of at least twelve (12) months commencing with the dale of loss. The proceeds of such insurance shall be paid to Landlord if the Premises are destroyed or rendered inaccessible in whole or in part by a risk insured against by the policy of insurance required to be maintained by Tenant under subparagraph (c)(iii).

     (d) Certificates of Insurance. Tenant shall deliver to Landlord at least thirty (30) days prior to the time such insurance is first required to be carried by Tenant, and thereafter at least thirty (30) days prior to expiration of each such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above. Such Certificates, with the exception of Workers' Compensation, shall add, but not name Landlord, and each of its partners, subsidiaries, affiliates, directors, agents and employees as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Tenant of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice shall be given Landlord in the event of material alteration to or cancellation of the coverage evidenced by such Certificates. The insurance required by this Paragraph 19 shall be the primary insurance as respects Landlord (and any other additional insured designated by Landlord) and not contributory with any other available insurance. Such Certificate(s) evidencing the liability insurance coverage required under subparagraph (c)(ii) above shall contain an endorsement providing, in substance, that "such instance as is afforded hereby for the benefit of [Landlord] shall be primary and any insurance carried by [Landlord] shall be excess and not contributory."

     (e) Landlord's Insurance. Landlord shall at all times during the term of this Lease maintain in effect a policy or policies of "All Risk" insurance, together with sprinkler leakage and rental loss coverage, covering the Building, including Landlord's interest in all tenant improvements in the Premises. The cost of such insurance shall be included in the Operating Expenses described in Paragraph 3.

     (f) Intentionally Omitted.

     (g) No Co-insurance. If, on account of the failure of Tenant to comply with the provisions of this Paragraph 19, Landlord is adjudged a coinsurer by its insurance carrier, then any loss or damage Landlord shall sustain by reason thereof shall be borne by Tenant shall be immediately paid by Tenant upon receipt of a bill thereof and evidence of such loss.

     (g) Insurance limits. Landlord makes no representation that the limits of liability specified to be carried by Tenant under the terms of this Lease are adequate to protect Tenant against Tenant's undertaking under this Paragraph 19. In the event Tenant believes that any insurance coverage called for under this Lease is insufficient, Tenant shall provide, at its own expense, such additional insurance as tenant deems adequate. In no event shall the limits of any coverage maintained by Tenant pursuant to this Paragraph 19 be considered as limiting Tenant's liability under this Lease.

     (h) Force Majeure. Except for Tenant's obligation to pay rent or any other amounts required to be paid by Tenant hereunder, any covenants, conditions, provisions or agreements on the part of Landlord or Tenant to perform any act or thing for the benefit of the other party shall not be deemed breached if Landlord or Tenant, as the case may be, is unable to furnish or perform the same by virtue of a strike, lockout, laws, rules, orders, ordinances, directions, regulations or requirements of any federal, state, county or municipal authority, labor trouble or any other cause whatsoever beyond Landlord's or Tenant's control, nor shall Tenant's rent be abated by reason of such inability on the part of Landlord.


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                              WAIVER OF SUBROGATION
 PARAGRAPH 20

     Landlord and Tenant each hereby waive any and all rights or recovery against the other, or against any other tenant or occupant of the Building or against the officers, employees, agents, representatives, customers and business visitors of such other party or of such other tenant or occupant of the Building, for loss of or damage to such waiving party or its property or the property of others under its control, arising from any cause insured against under any policy of insurance required to be carried by such waiving party pursuant to the provisions of this Lease (or any other policy of insurance carried by such waiving party in lieu thereof) at the time of such loss or damage. The foregoing waiver shall be effective whether or not a waiving party shall actually obtain and maintain the insurance which such waiving party is required to obtain and maintain pursuant to this Lease (or any substitute therefor). Landlord and Tenant shall, upon obtaining the policies of insurance which they are required to maintain under this Lease, give notice to their respective insurance carrier(s) that the foregoing mutual waiver of subrogation is contained in this Lease.

                                 ATTORNEYS'FEES
PARAGRAPH 21

     In the event of any legal action or proceeding brought by either party against the other arising out of this Lease, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs incurred in such action and such amount shall be included in any judgment rendered in such action or proceeding. In addition, in the event Landlord incurs attorneys' fees caused by the breach of any provision of this Lease by Tenant, Landlord shall be entitled to receive from Tenant, as additional rent due upon written notice from Landlord, any sum so expended, whether or not a legal action or proceeding is filed or whether or not such legal action or proceeding is prosecuted to judgment.

                                     WAIVER
PARAGRAPH 22

     No waiver by Landlord of any provision of this Lease or of any breach by Tenant hereunder shall be deemed to be a waiver of any other provision hereof, or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act of Tenant. No act or thing done by Landlord or Landlord's agents during the term of this Lease shall be deemed an acceptance of a surrender of the Premises, unless done in writing signed by Landlord. The delivery of the keys to any employee or agent of Landlord shall not operate as a termination of the Lease or a surrender of the Premises, unless deemed so by Landlord. The acceptance of rent by Landlord following a breach of this Lease shall not constitute a waiver by Landlord of such breach or any other breach unless such waiver is expressly stated in writing signed by Landlord.

                                     NOTICES
PARAGRAPH 23

     All notices which Landlord or Tenant may be required, or may desire, to serve on the other, may be served by personal or courier service reliable overnight courier service or as an alternative to personal or courier service, by mailing the same by registered or certified mail, postage prepaid, addressed as set forth in Item 13 of the Basic Lease Provisions, or addressed to such other address or addresses as either Landlord or Tenant may from time to time designate to the other in writing. All notices shall be deemed effective upon receipt. if personally delivered, notices shall be deemed received at the time of delivery. If any notice is sent by mail, the same shall be deemed fully delivered and received seventy-two (72) hours after mailing as provided above.

                            INSOLVENCY OR BANKRUPTCY
PARAGRAPH 24

     In no event shall this Lease be assigned or assignable by operation of law and in no event shall this Lease be an asset of Tenant in any receivership, bankruptcy, insolvency, or reorganization proceeding.

                                    DEFAULT
PARAGRAPH 25

     (a) The occurrence of any of the following shall constitute a material default and breach of this Lease by Tenant:

              (i) Any failure by Tenant to pay the rent or to make any other payment required to be made by Tenant hereunder when due, if such failure continues for three (3) business days after notice has been

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
received by Tenant that such amount is past due; provided, however, that any such notice shall be in lieu of and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure.;
              (ii) The abandonment or vacation of the Premises by Tenant;
              (iii) Any failure by Tenant to observe and perform any other provision of this Lease to be observed or performed by Tenant, where such failure continues for fifteen (15) days (except where a different period of time is specified in this Lease) after written notice by Landlord to Tenant; provided, however, that any such notice shall be in lieu of and not in addition to, any notice required under Section 1161, et seq., of the California Code of Civil Procedure. If the nature of such default is such that the same cannot reasonably be cured within such fifteen-day period, Tenant shall not be deemed to be in default if Tenant shall within such period commence such cure and thereafter diligently prosecute the same to completion;
              (iv) Tenant makes or had made or furnished or has furnished any warranty, representation or statement to Landlord in connection with this Lease, or any other agreement to which Tenant and Landlord are parties, which is or was knowingly false or misleading in any material respect when made or furnished;
              (v) Intentionally Omitted;
              (vi) Tenant becomes insolvent as defined in the Federal Bankruptcy Code, admits in writing its insolvency or its present or prospective inability to pay its debts as they become due, in unable to or does not pay all or any material portion (in number or dollars amount) of its debts as they become due, permits or suffers a judgment to exist against it which affects Tenant's ability to conduct its business in the ordinary course (unless enforcement thereof is stayed pending appeal), makes or proposes an assignment for the benefit of creditors, or any class thereof, for purposes of effecting a moratorium upon or extension or composition of its debts, proposes any such moratorium, extension or compositions, or commences or proposes to commence any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors;
              (vii) Tenant fails to obtain the dismissal, within sixty (60) days after the commencement thereof, any bankruptcy, reorganization or insolvency proceeding, or other proceeding under any law for the relief of debtors, instituted against it by one or more third parties or fails actively to oppose any such proceeding, or in any such proceeding, defaults or files an answer admitting the material allegation upon which the proceeding was based or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of any of its debts;
              (viii) Any receiver, trustee or custodian is appointed to take possession of all or any substantial portion of the assets of Tenant, or any committee of Tenant's creditors, or any class thereof, is formed for the purpose of monitoring or investigating the financial affairs of Tenant or enforcing such creditors' rights.
     (b) In the event of any such default by Tenant, then in addition to any other remedies available to Landlord at law or in equity, Landlord shall have the immediate option to terminate this Lease and all rights of Tenant hereunder by giving written notice of such intention to terminate. In the event that Landlord shall elect to so terminate the Lease then Landlord may recover from
Tenant:
              (i) The worth at the time of award of any unpaid rent which had been earned at the time of such termination; plus
              (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been avoided; plus
              (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss Tenant proves reasonably could have been avoided; plus
              (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom; and
              (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable California law.
     (c) As used in subparagraphs (i) and (ii) above, the "worth at the time of award" is computed by allowing interest at the rate specified in Paragraph 34, below. As used in subparagraph (iii) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).
     (d) In the event of any such default by Tenant, Landlord shall also have the right, with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Tenant.
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
     (e) In the event of the vacation or abandonment of the Premises by Tenant or in the event that Landlord shall elect to re-enter as provided above or shall take possession of the Premises pursuant to legal proceeding or pursuant to any notice provided by law, then if Landlord does not elect to terminate this Lease as provided in this Paragraph 25, Landlord may from time to time, without terminating this Lease, either recover all rental as it becomes due or relet the Premises or any part thereof for such term and at such rental or rentals and upon such other terms and conditions as Landlord in its sole discretion may deem advisable with the right to make alterations and repairs to the Premises.

     (f) In the event that Landlord shall elect to so relet, then rentals received by Landlord from such reletting shall be applied; first to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any cost of such reletting; third, to the payment of the cost of any alterations and repairs to the Premises; fourth, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should reletting, during any month to which the payment of rent is applied hereunder, result in the actual payment of rentals at less than the rent payable during that month by Tenant hereunder; then Tenant shall pay such deficiency to Landlord immediately upon demand therefore by Landlord. Such deficiency shall be calculated and paid monthly. Tenant shall also pay to Landlord as soon as ascertained, any costs and expenses incurred by Landlord in such reletting or in making such alteration and repairs not covered by the rental received from such reletting.

     (g) No re-entry or taking possession of the Premises by Landlord pursuant to this Paragraph 25 shall be construed as an election to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any reletting without termination by Landlord because of any default by Tenant, Landlord may at any time after such reletting elect to terminate this Lease for any such default.

     (h) In the event of any default, Tenant hereby waives any statutory right of redemption to the fullest extent permitted by law.

     (i) All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant in its sole cost and expense, without any abatement or right of setoff. If Tenant fails to pay any sum of money or fails to perform any other act on its part to be performed under this Lease and such failure continues beyond any grace period set forth herein, in addition to any other rights or remedies Landlord may have, Landlord may, at its election, make the payment or perform such act. Such payment or act shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts and Tenant shall, promptly and upon demand from Landlord, reimburse Landlord for all sums paid by Landlord, together with interest thereon, at the maximum rate permitted by law.

                                    HOLD OVER
PARAGRAPH 26

     If Tenant holds over after the expiration or earlier termination of the term hereof without the express written consent of Landlord, Tenant shall become a Tenant at sufferance only at the then prevailing market rate as determined by Landlord in its sole and absolute discretion for the Premises in effect upon the date of such expiration or earlier termination (subject to adjustment as provided in Paragraphs 2 and 3 hereof and prorated on a daily basis), and otherwise upon the terms, covenants and conditions herein specified, so far as applicable. Acceptance by Landlord of rent after such expiration or earlier termination shall not constitute a consent to a holdover hereunder or result in a renewal. The foregoing provisions of this Paragraph are in addition to and do not affect Landlord's right of reentry or any other rights of Landlord hereunder or as otherwise provided by law.

                              CONDITION OF PREMISES
PARAGRAPH 27

     Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the Premises or the Building with respect to its suitability of any part for the conduct of Tenant's business. Tenant further acknowledges that Tenant has previously occupied the Premises and is familiar with the Premises. Tenant hereby accepts the Premises in their "AS IS" condition. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises, the Building and the Improvements were at such time in clean, neat and sanitary condition, and in good order and repair.

                                QUIET POSSESSION
PARAGRAPH 28

     Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all of the provisions of this Lease.

                                       11
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
                           DAMAGE TO TENANT'S PROPERTY

PARAGRAPH 29

     Landlord or its agents shall not be liable for any damage to Tenant's property entrusted to employees of Landlord or its agents, nor for loss of or damage to any property by theft or otherwise, nor for any injury or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or sub-surface or from any other place or resulting from dampness or any other cause whatsoever in the Building, except to the extent caused by the gross negligence or willful misconduct of Landlord or its agents. Landlord and its agents shall not be liable for interference with the light or other incorporeal hereditaments, nor shall Landlord be liable for any latent defect in the Premises, the Building or the Improvements. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building or the Improvements, or of defects therein or in the fixtures or equipment.

                                CONFLICT OF LAWS

PARAGRAPH 30

     This Lease shall be governed by and construed pursuant to the laws of the State of California with venue for any action in the County of Orange, State of California.

                          COMMON FACILITIES; PARKING

PARAGRAPH 31

     Tenant shall have the non-exclusive right, in common with others, to the use of common entrances, lobbies, elevators, ramps, drives, stairs and similar access and serviceways and other common facilities in and adjacent to the Building, subject to such reasonable rules and regulations as may be adopted by Landlord, from time to time. Tenant shall have the exclusive right to the use of the parking spaces in any parking areas located on the Premises, subject to any existing rights by third parties including, but not limited to, governmental authorities to the use of the parking spaces in any parking areas located on the Premises.

                             SUCCESSORS AND ASSIGNS

PARAGRAPH 32

     Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

                                     BROKERS

PARAGRAPH 33

     Tenant warrants that it has had no dealing with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the broker named in Item 10 of the Basic Lease Provisions, and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. Other than those listed in Item 10 of the Basic Lease Provisions, should any real estate broker claim a right to real estate commissions through Tenant, Tenant shall either pay such commission to such real estate broker or reimburse Landlord for payment of such commission, at Landlord's discretion, and indemnify, defend and hold Landlord harmless from and against any such claim. Other than those listed in Item 10 of the Basic Lease Provisions, should any real estate broker claim a right to real estate commissions through Landlord, Landlord shall either pay such commission to such real estate broker or reimburse Tenant for payment of such commission, at Tenant's discretion, and indemnify, defend and hold Tenant harmless from and against any such claim. Except as otherwise provided herein, Landlord covenants and agrees to pay all real estate commissions due in connection with this Lease to such broker.

                                      NAME

PARAGRAPH 34

     Upon the expiration or earlier termination of this Lease, Landlord shall rename the Building so as to delete any reference to Tenant.

                              EXAMINATION OF LEASE
PARAGRAPH 35

     Submission of this Lease for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a Lease or otherwise until execution by Tenant and Landlord and delivery to Tenant of a fully executed original of the Lease.


                                       12
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


                  INTEREST ON TENANT'S OBLIGATIONS; LATE CHARGE

PARAGRAPH 36

     (a) Any amount due from Tenant to Landlord or Landlord to Tenant which is not paid when due shall bear interest at the rate of three percent (3%) over the Reference Rate announced by the Bank of America for the month prior to the month payment is due, or, if less, at the maximum rate per annum permitted under applicable law from the date such payment is due until paid, but the payment of such interest shall not excuse or cure the default. In no case, however, shall the interest rate charged be usurious.

     (b) In the event Tenant is more than ten (10) days late in paying any monetary sum due under this Lease, Tenant shall pay Landlord a late charge equal to five percent (5%) of the delinquent monetary sum. The parties agree that the amount of such late charge represents a reasonable estimate of the cost and expense that would be incurred by Landlord in processing each delinquent payment by Tenant and that such late charge shall be paid to Landlord as liquidated damages for each delinquent payment pursuant to California Civil Code Section 1671. The parties further agree that the payment of late charges and the payment of interest provided for in subparagraph (a) are distinct and separate from one another in that the payment of interest is to compensate Landlord for the use of Landlord's money by Tenant, while the payment of late charges is to compensate Landlord for the additional administrative expense incurred by Landlord in handling and processing delinquent payments.

                                      TIME

PARAGRAPH 37

     Time is of the essence of this Lease and each and all of its provisions.

                          DEFINED AND MARGINAL HEADINGS
PARAGRAPH 38

     The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. If more than one person is named as Tenant the obligations of such persons are joint and several. The marginal headings and titles to the articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                         PRIOR AGREEMENTS; SEPARABILITY

PARAGRAPH 39

     This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreement, understanding or representation pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected thereby and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

                               CORPORATE AUTHORITY
PARAGRAPH 40

     If Tenant executes this Lease as a corporation, each of the persons executing this Lease on behalf of Tenant does hereby covenant and warrant that Tenant is a duly authorized and existing corporation, that Tenant has and is qualified to do business in California, that the corporation has the full right and authority to enter into this Lease, and that each person signing on behalf of the corporation is authorized to do so.

                         NO LIGHT, AIR OR VIEW EASEMENT
PARAGRAPH 41

     Any diminution or setting off of light, air or view by any structure which may be erected on lands adjacent to the Building shall in no way affect this Lease or impose any liability on Landlord.

                    AMERICANS WITH DISABILITIES ACT OF 1990

PARAGRAPH 42

     The parties acknowledge that the Americans With Disabilities Act of 1990 (42 U.S.C. Section 12101 et seq.) and regulations and guidelines promulgated thereunder, as all of the same may be amended and supplemented from time to time (collectively referred to herein as the "ADA"), establish requirements under Title III of the


                                       13
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
ADA ("Title III") pertaining to business operations, accessibility and barrier removal, and that such requirements may be unclear and may or may not apply to the Premises and Building depending on, among other things: (1) whether Tenant's business operations are deemed a "place of public accommodation" or "commercial facility"; (2) whether compliance with such requirements is "readily achievable" or "technically infeasible"; and (3) whether a given alteration affects a "primary function area" or triggers so-called "path of travel" requirements. The parties acknowledge and agree that Tenant has been provided an opportunity to inspect the Premises and Building to a degree sufficient to determine whether or not the Premises and Building, in their condition as of the date hereof, deviate in any manner from the ADA Accessibility Guidelines ("ADAAG") or any other requirements under the ADA pertaining to the accessibility of the Premises or the Property. Tenant further acknowledges and agrees that, except as may otherwise by specifically provided below, Tenant accepts the Premises and Building in "as-is" condition and agrees that Landlord makes no representation or warranty as to whether the Premises or Building conform to the requirements of the ADAAG or any other requirements under the ADA pertaining to the accessibility of the Premises or the Property. Tenant has prepared or reviewed the plans and specifications for Tenant's Work and has independently determined that such plans and specifications are in conformance with the ADAAG and any other requirements of the ADA. Tenant further acknowledges and agrees that to the extent that Landlord has prepared, reviewed or approved any of those plans and specifications, such action shall in no event be deemed any representation or warranty that the same comply with any requirements of the ADA. Tenant shall be solely responsible for all Title III compliance and costs in connection with the Premises, including structural work, if any, and including any leasehold improvements or other work to be performed in the Premises under or in connection with this Lease and shall also be solely responsible for the cost of any so-called Title III "path of travel" requirements triggered by any construction activities or alterations in the Premises, provided that such cost is the result of the specific and unique use of the Premises by Tenant, otherwise Landlord and Tenant shall allocate the obligation to pay for such costs amortized over such reasonable period as Landlord shall determine with a return on capital at the rate of 10% per annum on the unamortized balance. Tenant shall be solely responsible for all other requirements under the ADA relating to Tenant or any affiliates or persons or entities related to Tenant (collectively, "Affiliates"), operations of Tenant or Affiliates, or the Premises, including, without limitation, requirements under Title I of the ADA pertaining to Tenant's employees.

                              HAZARDOUS SUBSTANCES
PARAGRAPH 43
     (a) (i) "Claim" shall mean and include any actual or threatened demand, cause of action, proceeding or suit (A) for damages (actual or punitive), losses, injuries to person or property, damages to natural resources, fines, penalties, interest, contribution or settlement; (B) for the costs of site investigations, feasibility studies, information requests, health or risk assessments or Response (as hereinafter defined) actions; and (C) for enforcing insurance, contribution or indemnification agreements.
              (ii) "Environmental Laws" shall mean and include all federal, state and local statutes, ordinances, regulations and rules relating to environmental quality, health, safety, contamination and clean-up, including, without limitation, the Clean Air Act, as amended, 42 U.S.C. Section 7401 et. seq.; the Federal Water Pollution Control Act, as amended 33 U.S.C. Section 1251 et. seq. and the Water Quality Act of 1987, as amended; the Federal Insecticide, Fungicide, and the Rodenticide Act, as amended ("FIFRA"), 7 U.S.C. Section 136 et seq.; the Marine Protection, Research, and Sanctuaries Act, as amended 33 U.S.C. Section 1401 et. seq., the National Environmental Policy Act, as amended 42 U.S.C. Section 4321 et seq.; the Noise Control Act, as amended 42 U.S.C.
Section 4901 et seq.; the Occupational Safety and Health Act, as amended 29 U.S.C. Section 651 et seq.; the Resource Conservation and Recovery Act, as amended ("RCRA"), 42 U.S.C. Section 6901 et seq.; the Safe Drinking Water Act, as amended 42 U.S.C. Section 300f et seq.; the Comprehensive Environmental Response, Compensation and Liability Act, as amended ("CERCLA"), 42 U.S.C.
Section 9601 et seq.; the Toxic Substances Control Act, as amended ("TSCA"), 15 U.S.C. Section 2601 et seq.; the Atomic Energy Act, as amended 42 U.S.C. Section 2011 et seq.; and the California Health and Safety Code and/or any other California statutes or their successors regarding these issues and state superlien and environmental clean-up statutes, with implementing regulations and guidelines. Environmental Laws shall also include all state, regional, county, municipal and other local laws, regulations and ordinances insofar as they are equivalent or similar to the federal laws recited above or purport to regulate Hazardous Materials (as defined below).
              (iii) "Hazardous Materials" shall mean and include the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under any of the Environmental Laws; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under any of the Environmental Laws; asbestos and asbestos-containing materials, PCBS and other substances regulated under any of the Environmental Laws; source material, special nuclear material, by-product material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. Section 1910.1200 et seq.; and industrial process and pollution control wastes, whether or not hazardous within the meaning of RCRA.

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
              (iv) "Manage" or "Management" means to generate, manufacture, process, treat, store, use, re-use, refine, recycle, reclaim, blend or burn for energy recovery, incinerate, accumulate speculatively, transport, transfer, dispose of or abandon Hazardous Materials.
              (v) "Release" or "Released" shall mean any actual or threatened spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, migrating, dumping or disposing of Hazardous Materials into the environment, as "environment" is defined in CERCLA.
              (vi) "Response" or "Respond" shall mean action taken in compliance with Environmental Laws to correct, remove, remediate, clean-up, prevent, mitigate, monitor, evaluate, investigate, assess or abate the Release of a Hazardous Material.
     (b) During the Term of this Lease:
              (i) Tenant shall at its own cost materially comply with all Environmental Laws (provided, however, the foregoing materiality standard shall not limit or restrict Tenant's liability or indemnification obligations hereunder);
              (ii) Tenant shall not conduct or authorize the Management of any Hazardous Materials on the Premises, including installation of any underground storage tanks, without prior written disclosure to and approval by Landlord, which approval shall not be unreasonably withheld or delayed (provided, however, the foregoing shall not limit or restrict Tenant from storing and using customary quantities of routine office and cleaning supplies so long as such storage and use is in compliance with all Environmental Laws);
              (iii) Tenant shall not take any action that would subject the Premises to permit requirements under RCRA or any other Environmental Laws for storage, treatment or disposal of Hazardous Materials;
              (iv) Tenant shall not dispose of Hazardous Materials in dumpsters provided by Landlord for Tenant use in or on any other locations of the Premises;
              (v) Tenant shall not discharge Hazardous Materials into drains or sewers;
              (vi) Tenant shall not cause or allow the Release of any Hazardous Materials on, to or from the Premises; and
              (vii) Tenant shall at its own cost arrange for the lawful transportation and off-site disposal of all Hazardous Materials that is generated or used at or on the Premises, including, but not limited to Hazardous Materials disclosed to and approved by Landlord.
     (c) During the Term, Tenant shall promptly provide Landlord with copies of all summons, citations, directives, information, inquiries or requests, notices of potential responsibility, notices of violation or deficiency, orders or decrees, Claims, complaints, investigations, judgments, letters, notices of environmental liens or Response actions in progress and other communications, written or oral, actual or threatened, from the United States Environmental Protection Agency, Occupational Safety and Health Administration, other federal, state or local agency or authority, or any other entity or individual, concerning the following:
              (i) any Release of a Hazardous Material on, to or from the Premises;
              (ii) the imposition of any lien on the Premises; or
              (iii) any alleged violation of or responsibility under Environmental Laws. Landlord and Landlord's employees shall have the right to enter the Premises and conduct appropriate inspections or tests in order to determine Tenant's compliance with Environmental Laws.
     (d) Upon written request by Landlord, Tenant shall provide Landlord with the results of appropriate reports and tests previously obtained by Tenant, with transportation and disposal contracts for Hazardous Materials, with any permits issued under Environmental Laws, and with any other applicable documents to demonstrate that Tenant complies with all Environmental Laws relating to the Premises.
     (e) Landlord and its agents and representative shall have access to the Premises and to the books and records of Tenant (and any occupant of the Premises claiming by, through or under Tenant) relating to Hazardous Materials for the Purpose of ascertaining the nature of the activities being conducted thereon and to determine the type, kind and quantity of all products, materials and substances brought onto the Premises or made or produced thereon. Landlord and its agents and representatives shall have the right to take samples in quantity sufficient for scientific analysis of all products, materials and substances present on the Premises, including, but not limited to, samples of products, materials or substances brought onto or made or produced on the premises by Tenant or an occupant claiming by, through or under Tenant or otherwise present on the Premises. And, further, notwithstanding any provision of this Lease or applicable statutes or judicial decisions to the contrary, with respect to any assignment, subletting, grant of license or concession or any other permission to use the Premises by any person other then Tenant, Landlord shall have the right to withhold Landlord's consent thereto if, in Landlord's sole judgment and discretion, the assignee, subtenant, licensee, concessionaire or such other person is not capable of satisfying or is not sufficiently qualified to satisfy the requirements of this Paragraph 43. Any assignment, sublease, license or other permission to use the Premises from which Landlord withholds its consent as provided in this Paragraph 43 shall be voidable at Landlord's sole option.

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


     (f) If Tenant's Management of Hazardous Materials at the Premises (i) gives rise to liability or to a Claim under any Environmental Law; (ii) causes a significant public health effect; or (iii) creates a nuisance, Tenant shall promptly take all necessary or applicable action in Response.

     (g) Tenant shall indemnify, defend and hold harmless Landlord, its beneficiaries, its lenders, any managing agents and leasing agents of the Premises, and their respective agents, partners, officers, directors, shareholders, members and employees, from all Claims arising from or attributable to the following:

              (i) the Release by Tenant, its agents, contractors, employees or invitees of any Hazardous Materials at or on the Premises or the violation by Tenant, its agents, contractors or employees of any Environmental Laws (including, without limiting the generality thereof, any cost, claim, liability or defense expended in remediation required by a governmental authority, or by reason of the release, escape, seepage, leakage, discharge or migration of any Hazardous Material on or from the Premises or violation of any Environmental
Laws); or

              (ii) any breach of Tenant of any of its warranties, representations or covenants in this Paragraph 43.

     Tenant's obligations hereunder shall survive the expiration or earlier termination of this Lease.

     (h) Landlord shall indemnify, defend and hold harmless Tenant, its agents, contractors and employees from all Claims arising from or attributable to the Release of any Hazardous Materials at or on the Premises by Landlord, its agents, contractors or employees of any Environmental Laws during the Term of this Lease (including, without limiting the generality thereof, any cost, claim, liability or defense expended in remediation required by a governmental authority, or by reason of the release, escape, seepage, leakage, discharge or migration of any Hazardous Material on or from the Premises or violation of any Environmental Laws). Landlord's indemnity hereunder shall survive the expiration or earlier termination of this Lease.

                              NEGOTIATED AGREEMENT

PARAGRAPH 44

     The drafting and negotiating of this Agreement has been participated in by each of the parties, for all purposes, this Agreement shall be deemed to have been drafted jointly by the parties.

                              MORTGAGEE PROTECTION

PARAGRAPH 45

     No act or failure to act on the part of Landlord which would otherwise entitle Tenant to be relieved of its obligations hereunder or to terminate this Lease shall result in such release or termination unless: (a) Tenant has given notice by registered or certified mail of any beneficiary of any deed of trust or mortgage covering the Building, whose address has been furnished to Tenant; and (b) such beneficiary has been afforded a reasonable opportunity to cure the default by Landlord (which in no event shall be less than sixty (60) days), including, if necessary to effect the cure, time to obtain possession of the Building by a power of sale or judicial foreclosure, provided that such foreclosure remedy is diligently pursued.

                                    ADDENDA

PARAGRAPH 46

         Intentionally Omitted.


                               MITCHELL LAND AND IMPROVEMENT
                               COMPANY, INC., a California corporation

                               By:               [SIG]
                                  -----------------------------------------
                                  Its:          President
                                      -------------------------------------
                                                                   LANDLORD


                               REMEDY TEMP, INC., a California corporation

                               By:               [SIG]
                                  -----------------------------------------
                                  Its:        Sr. VP, CFO
                                      -------------------------------------
                                                                     TENANT


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


                                   EXHIBIT A-1

                              INTENTIONALLY OMITTED

                                END OF EXHIBIT A-1


                                      A-1


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



                                  EXHIBIT A-2

                              INTENTIONALLY OMITTED

                               END OF EXHIBIT A-2


                                       2


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


                                   EXHIBIT A-3

                              INTENTIONALLY OMITTED

                               END OF EXHIBIT A-3


                                      3


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


                                  EXHIBIT A-4

                             INTENTIONALLY OMITTED

                               END OF EXHIBIT A-4


                                      4


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



                                    EXHIBIT B

                              INTENTIONALLY OMITTED

                                 END OF EXHIBIT B


                                        B-1


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
                                   EXHIBIT C
                             RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors, or halls of the Building shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, elevators, stairways, balconies and roof are not for the use of the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, character, reputation, and interest of the Building and the tenants, provided that nothing herein contained shall be construed to prevent such access to persons with whom Tenant normally deals only for the purpose of conducting its business on the Premises (such as clients, customers, office supplies and equipment vendors, and the like) unless such persons are engaged in illegal activities. Neither Tenant nor any employee of Tenant shall go up on the roof of the Building without the prior written consent of Landlord.
2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord's standard window coverings. All electrical ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of quality, type, design, and bulb color approved by Landlord. Neither the interior nor the exterior of any window shall be coated or otherwise unscreened without the prior written consent of Landlord.
3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted, or affixed by Tenant on, about, or from any part of the Premises or the Building without the prior written consent of Landlord. If Landlord shall have given such consent at the time, whether before or after the execution of this Lease, such consent shall in no way operate as a waiver or release of any of the provisions hereof or of this Lease, and shall be deemed to relate only to the particular sign, advertisement, or notice so consented to by Landlord and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Landlord with respect to each and every such sign, advertisement, or notice other than the particular sign, advertisement, or notice, as the case may be, so consented to by Landlord. In the event of the violation of the foregoing by Tenant, Landlord may remove or stop same without any liability, and may charge the expense incurred in such removal or stopping to Tenant. Interior signs on doors and directory tablet shall be inscribed, painted, or affixed for Tenant by Landlord and shall be of a size, color, and style acceptable to Landlord. The directory tablet will be provided exclusively for the display of the name and location of Tenant only, and Landlord reserves the right to exclude any other names therefrom. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's standard lettering.
4. The sashes, sub doors, skylights, windows, and door that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or constructed by Tenant, nor shall any bottles, parcels, or other articles be placed on the windowsills. Tenant shall see that the windows, transoms, and doors of the Premises are closed and securely locked before leaving the Building and must observe strict care not to leave windows open when it rains. Tenant shall exercise extraordinary care and caution that all water faucets or water apparatus are entirely shut off before Tenant or Tenant's employees leave the Building, and that all electricity, gas, or air shall likewise be carefully shut off, so as to prevent waste or damage. Tenant shall cooperate with Landlord in obtaining maximum effectiveness of the cooling system by closing drapes when the sun's rays fall directly on the windows of the Premises. Tenant shall not tamper with or change the setting of any thermostats or temperature control valves.
5. The toilet rooms, water and wash closets, and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by Tenant who, or whose subtenants, assignees, or any of their servants, employees, agents, visitors or Licensees, shall have caused the same.
6. Tenant shall not mark, paint, drill into, or in any way deface any part of the Premises, the Building, or the Project. No boring, cutting, or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of Landlord, and as Landlord may direct.
7. No bicycles, vehicles, birds, or animals of any kind shall be brought into or kept in or about the Premises, and no cooking shall be done or be permitted by Tenant on the Premises, except that the preparation of coffee, tea, hot chocolate, and similar items for Tenant and its employees shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. Microwave ovens are allowed; however, Tenant shall not cause or permit any unusual or objectionable odors to be produced or permeate the Premises. Smoking or carrying lighted cigars, cigarettes, or pipes in the elevators of the Building is prohibited.
8. The Premises shall not be used for manufacturing or for the storage merchandise except as such storage may be incidental to the permitted use of the Premises. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a barber or manicure shop, or as an employment bureau without the express written consent of Landlord. Tenant shall not engage or pay any employee on the Premises except those actually working for Tenant on the Premises, nor advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

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
9. Tenant shall not make or permit to be made any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring buildings or Premises or those having business with them, whether by use of any musical instrument, radio, phonograph, unusual noise, or in any other way. Tenant shall not throw anything out of doors, windows, or skylight, or down the passageways.
10. Neither Tenant, subtenants or assignees, nor any of their servants, employees, agents, visitors, or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible, or explosive fluid, chemical, or substance.
11. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant nor shall any changes be made in existing locks or the mechanisms thereof. Tenant must, upon the termination of his tenancy, restore to Landlord all keys to offices and toilet rooms, either furnished to or otherwise procured by Tenant, and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or the locks opened by such lost key, if Landlord shall deem it necessary to make such changes.
12. All removal, or the carrying in or out of any safes, freight, furniture, or bulky matter of any description, must take place during the hours which Landlord shall determine from time to time, with the express written consent of Landlord. The moving of safes or other fixtures or bulky matter of any kind must be done upon previous notice to the superintendent of the Building and under his supervision, and the persons employed by Tenant for such work must be acceptable to Landlord. Landlord reserves the right to inspect all safes, freight, or other bulky articles to be brought into the Building and to exclude from the Building all safes, freight, or other bulky articles which violate any of these Rules and Regulations or the Lease. Landlord reserves the right to prescribe the weight and position of all safes which must be placed upon supports approved by Landlord to distribute the weight.
13. Tenant shall not purchase spring water, ice, towels, janitorial, or maintenance or other like services, from any person or persons not approved by Landlord other than those persons providing such services as of the Commencement Date.
14. Landlord shall have the right to prohibit advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or the Project or its desirability as an office location. Upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.
15. Any person employed by Tenant to do janitorial work shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but not as an agent or servant of said superintendent or of Landlord), and Tenant shall be responsible for all acts of such persons,
16. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress.
17. The requirements of Tenant will be attended to only upon application to the Property Manager's office in the building.
18. Canvassing, soliciting, and peddling in the Building are prohibited, and Tenant shall report and otherwise cooperate to prevent the same.
19. All office equipment of any electrical or mechanical nature not currently in use by Tenant as of the date hereof shall be placed by Tenant in the Premises in settings reasonably approved by Landlord, to absorb or prevent any vibration, noise, and annoyance.
20. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the prior written consent of Landlord.
21. There shall not be used in any space, or in the public halls of the building, either by Tenant or others, any hand trucks except those equipped with rubber tires and rubber side guards.
22. No vending machines of any description shall be installed, maintained, or operated upon the Premises without the written consent of Landlord.
23. The scheduling of Tenant move-ins shall be subject to the reasonable discretion of Landlord.
24. If Tenant desires telephone or telegraph connections, Landlord will direct electricians as to where and how the wires are to be introduced. No boring or cutting for wires or otherwise shall be made without directions from Landlord.
25. The term "personal goods or services vendors" as used herein, means persons who periodically enter the Building for the purpose of selling goods or services to Tenant, other than goods or services which are used by Tenant only for the purpose of conducting its business on the Premises. "Personal goods or services" include, but are not limited to, drinking water and other beverages, food, barbering services, and shoe shining services. Landlord reserves the right to prohibit personal goods and services vendors from access to the Building (other than those vendors providing such personal goods and services as of the Commencement Date) except upon such

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


reasonable terms and conditions, including but not limited to, the payment of a reasonable fee and provision for insurance coverage, as are related to the safety, care, and cleanliness of the Building, the preservation of good order thereon, and the relief of any financial or other burden on Landlord occasioned by the presence of such vendors or the sale by them of personal goods or services to Tenant or its employees. If necessary for the accomplishment of these purposes, Landlord may exclude a particular vendor entirely or limit the number of vendors who may be present at any one time in the Building.

                                END OF EXHIBIT C

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



                                   EXHIBIT D

                              TENANT'S CERTIFICATE
                          STATEMENT OF TENANT RELEASE

Date:              , 19
     --------------    --
Re:    Address:
               ----------------

       ------------------------
       For Premises in:
                       --------
       ------------------------





Gentlemen:

     It is our understanding that you have made certain commitments to Landlord of the subject premises and, as a condition thereof, have required this certification by the undersigned.

     The undersigned, as Tenant under that certain Office Lease dated
                                                                      ----------
19  , made and entered into between Mitchell Land and Improvement Company, Inc.,
  --
as Landlord, and the undersigned, as Tenant, hereby ratifies said Lease and certifies that the undersigned has accepted possession and entered into occupancy of the Premises described in said Lease and the minimum rental in the
monthly amount of $      was payable from that or an earlier date; that said
                   ------
Lease is in full force and effect and has not been assigned, modified, supplemented, or amended in any way; that the same represents the entire agreement between the parties as to the leasing; that the terms of said Lease to be performed by Landlord as of the date set forth above have been fully satisfied, including without limitation, that the improvements and space required to be furnished according to said Lease have been completed in all respects, that Landlord has fulfilled all of its duties of an inducement nature, that all required contributions by Landlord to Tenant on account of Tenant's improvements have been paid and received; that on this date there are no existing defenses or offsets which the undersigned has against the enforcement of said Lease by Landlord; that the rental has not been paid in advance except as provided by the Lease terms, and that security in the sum of
$           has been deposited with Landlord; and that all minimum rental due
 -----------
as of this date has been paid.

Very truly yours,




---------------------------




---------------------------
TENANT

                                END OF EXHIBIT D


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



                                   EXHIBIT E

                             INTENTIONALLY OMITTED

                                END OF EXHIBIT E

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


                                   EXHIBIT E-1

                              INTENTIONALLY OMITTED

                               END OF EXHIBIT E-1

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